EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary Guseinov, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (i) the Quarterly Report of CyberDefender Corporation on Form 10-Q for the period ended March 31, 2010, to which this Certification is attached (the “Form 10-Q”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CyberDefender Corporation.

/s/ Gary Guseinov
Gary Guseinov
Chief Executive Officer

Dated: December 20, 2010

I, Kevin Harris, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (i) the Quarterly Report of CyberDefender Corporation on Form 10-Q for the period ended March 31, 2010, to which this Certification is attached (the “Form 10-Q”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CyberDefender Corporation.

/s/ Kevin Harris
Kevin Harris
Chief Financial Officer

Dated: December 20, 2010